EXHIBIT 10.73


                         CE ELECTRIC UK FUNDING COMPANY

                                       and

                              THE BANK OF NEW YORK,
                       as Trustee, Principal Paying Agent,
              Security Exchange Agent/Registrar and Transfer Agent

                                       and

                    BANQUE INTERNATIONALE A LUXEMBOURG S.A.,
                       as Paying Agent and Transfer Agent


                           6.853%Senior Notes Due 2004

                           6.995%Senior Notes Due 2007



                          First Supplemental Indenture

                          Dated as of December 15, 1997

                  FIRST SUPPLEMENTAL INDENTURE, dated as of December 15, 1997 (herein called the "First Supplemental Indenture"), among CE ELECTRIC UK FUNDING COMPANY, an unlimited company incorporated under the laws of England and Wales (hereinafter called the "Company"), and THE BANK OF NEW YORK, as Trustee (hereinafter called the "Trustee"), Principal Paying Agent, Securities Exchange Agent/Registrar and Transfer Agent under the Original Indenture referred to below, and BANQUE INTERNATIONALE A LUXEMBOURG S.A., a societe anonyme organized and existing under the laws of the Grand Duchy of Luxembourg, as Paying Agent and Transfer Agent under the Original Indenture.

                                   WITNESSETH:

                  WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture dated as of December 15, 1997 (hereinafter called the "Original Indenture"), to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture.

                  WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of the Securities of any series as permitted in Sections 201 and 301 of the Original Indenture and of appointing an Authenticating Agent with respect to the Securities of any series;

                  WHEREAS, the Company desires to create two series of the Securities, one series of Securities in an aggregate principal amount of one-hundred and twenty-five million dollars ($125,000,000) to be designated the "6.853% Senior Notes Due 2004" and one series of the Securities in an aggregate principal amount of two-hundred and thirty-seven million dollars ($237,000,000) to be designated the "6.995% Senior Notes Due 2007" (collectively the "Senior Notes"), and all action on the part of the Company necessary to authorize the issuance of the Senior Notes under the Original Indenture and this First Supplemental Indenture has been duly taken; and

                  WHEREAS, all acts and things necessary to make the Senior Notes, when executed by the Company and authenticated and delivered by the Trustee as provided in the Original Indenture, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;

                  NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

                  That in consideration of the premises and of the acceptance and purchase of the Senior Notes by the holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Senior Notes, as follows:

                                   ARTICLE I.

                                   Definitions

                  The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the forms of Senior Notes attached hereto as Exhibits A and B, respectively. In addition, for all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise expressly requires, the following terms shall have the respective meanings assigned to them as follows and shall be construed as if defined in Article I of the Original
Indenture:

                  "Book-Entry Depositary" means the person designated by the Company (i) initially, as set forth in Section 301 of this First Supplemental Indenture, or (ii) as specified in the Deposit Agreement as Book-Entry Depositary, or its nominee or the custodian of either, until a successor Book-Entry Depositary shall have become such pursuant to the applicable provisions of the Deposit Agreement, and thereafter "Book-Entry Depositary" shall mean such successor Book-Entry Depositary or its nominee or the custodian of either.

                  "Definitive Registered Senior Notes" means a Senior Note of either series modified from the applicable forms set forth in Exhibits A and B to this First Supplemental Indenture by means of such insertions, deletions, substitutions and other variations in accordance with Article II of the Original Indenture as would be appropriate for Senior Notes of such series in definitive registered form.

                  "Deposit Agreement" means the Deposit Agreement, dated as of the date of this First Supplemental Indenture, between the Company and The Bank of New York, as Book-Entry Depositary.

                  "DTC" means the Depositary Trust Company or its successors.

                  "Global Senior Note" means a Rule 144A Global Security or a Regulations S Global Security, in global bearer form substantially in the form set forth in Exhibit A, with respect to the 6.853% Senior Notes Due 2004, or Exhibit B, with respect to the 6.995% Senior Notes Due 2007, to this First Supplemental Indenture.

                                  ARTICLE II.

                     Terms and Issuance of the Senior Notes

                  Section 201. Issue of Senior Notes. Two series of Securities, which shall be designated the "6.853% Senior Notes Due 2004" and the "6.995% Senior Notes Due 2007," respectively (collectively, the "Senior Notes"), shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture and this First Supplemental Indenture (including the forms of Senior Notes set forth in Exhibits A and B, as applicable). The aggregate principal amount of the 6.853% Senior Notes Due 2004 and the aggregate principal amount of 6.995% Senior Notes Due 2007 which may be authenticated and delivered under the First Supplemental Indenture shall not exceed $125,000,000 and $237,000,000, respectively.

                  Section 202. Form of Senior Notes; Incorporation of Terms. The form of the Senior Notes shall be substantially in the forms of Exhibits A and B attached hereto, as applicable, the respective terms of which are herein incorporated by reference and which are part of this First Supplemental Indenture.

                  Section 203. Limitation on Liens. The covenant provided by
Section 1004 of the Original Indenture shall be applicable to the Senior Notes.

                  Section 204. Limitation on Distributions. The covenant provided by Section 1005 of the Original indenture shall be applicable to the Senior Notes.

                  Section 205. Additional Amounts. The terms provided by Section 1009 of the Original Indenture shall be applicable to the Senior Notes.

                  Section 206. Place of Payment. The Place of Payment in respect of the Senior Notes will be (i) in The City of New York, initially at the Corporate Trust Office of The Bank of New York (which as of the date hereof is located at 101 Barclay Street, Floor 21 West, New York, NY 10286, Attention:
Corporate Trust Administration and (ii) for so long as the Senior Notes are listed on the Luxembourg Stock Exchange, in Luxembourg, initially at the corporate trust office of Banque Internationale a Luxembourg S.A. (which as of the date hereof is located at 69 route d'Esch, L-1470 Luxembourg).

                  Section 207. Issuance of Global Senior Notes. The 6.853% Senior Notes Due 2004 shall be issued as one or more Global Senior Notes in bearer form and the 6.995% Senior Notes Due 2007 shall be issued as one or more Global Senior Notes in bearer form (each a "Global Senior Note" and collectively the "Global Senior Notes") and delivered by the Trustee to the Book-Entry

Depositary, as the Holder thereof, or a nominee or custodian therefor, to be held by the Book-Entry Depositary pursuant to the Deposit Agreement.

                  Section 208. Exchange of the Global Senior Notes. Each of the Global Senior Notes shall be exchangeable for Definitive Registered Senior Notes only as provided in Section 309(b)(ii) of the Original Indenture.

                  Section 209. Regular Record Date for the Senior Notes. The Regular Record Date for the Senior Notes shall be 15 calendar days immediately prior to each Interest Payment Date.

                  Section 210. Authorized Denominations. Beneficial interests in Book-Entry Interests in Global Senior Notes, as well as Definitive Registered Senior Notes, may be held only in denominations of $10,000 and integral multiples of $1,000 in excess thereof.

                                  ARTICLE III.

                              Book-Entry Depositary

                  Section 301. Book-Entry Depositary. The Bank of New York, a New York banking corporation, and its successors are hereby appointed Book-Entry Depositary with respect to the Senior Notes.

                                  ARTICLE IV.

                  Section 401. Execution as Supplemental Indenture. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof.

                  Section 402. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                  Section 403. Successors and Assigns. All covenants and agreements in this First Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  Section 404. Separability Clause. In case any provision in this First Supplemental Indenture or in the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 405. Benefits of First Supplemental Indenture. Noting in this First Supplemental Indenture or in the Senior Notes, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

                  Section 406. Execution and Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereof have caused this First Supplemental Indenture to be duly executed by their respective officers or directors duly authorized thereto, all as of the day and year first above written.


                              CE ELECTRIC UK FUNDING COMPANY


                              By:  /s/Steven A. McArthur
                                   ---------------------
                                   Name:     Steven A. McArthur
                                   Title:    Director


                              THE BANK OF NEW YORK,
                                   as Trustee, Principal Paying Agent, Security
                                   Exchange Agent/Registrar and Transfer Agent


                              By:  /s/ Thomas E. Tabor
                                   ---------------------
                                   Name:     Thomas E. Tabor
                                   Title:    Assistant Treasurer


                              BANQUE INTERNATIONALE A LUXEMBOURG S.A.,
                                    as Paying Agent and Transfer Agent


                              By:  /s/ Thomas E. Tabor
                                   ---------------------
                                   Name:     Thomas E. Tabor
                                   Title:    Assistant Treasurer

STATE OF NEW YORK                   )
                                    ) :SS
COUNTY OF NEW YORK                  )


                  On this 12th day of December, 1997, before me personally came Steven A. McArthur to me known, who, being by me duly sworn, did depose and say that he is a Director and an authorized agent of CE Electric UK Funding Company, one of the companies described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of CE Electric UK Funding Company.


                                                      /s/  Ronnell Wilson
                                                      -------------------------

STATE OF NEW YORK                   )
                                    ) :SS
COUNTY OF NEW YORK                  )


                  On this ___ day of December, 1997, before me personally came Thomas E. Tabor to me known, who, being by me duly sworn, did depose and say that he is an authorized agent of The Bank of New York, one of the companies described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.


                                            ----------------------------------

                                                                     Exhibit A.1

             [FORM OF FACE OF RULE 144A GLOBAL SENIOR NOTE DUE 2004]


                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY A BOOK-ENTRY DEPOSITARY OR A NOMINEE OF A BOOK-ENTRY DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN THE BOOK-ENTRY DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE BOOK-ENTRY DEPOSITARY TO A NOMINEE OF THE BOOK-ENTRY DEPOSITARY OR BY A NOMINEE OF THE BOOK-ENTRY DEPOSITARY TO THE BOOK-ENTRY DEPOSITARY OR ANOTHER NOMINEE OF THE BOOK-ENTRY DEPOSITARY OR BY THE BOOK-ENTRY DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR BOOK-ENTRY DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR BOOK-ENTRY DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE BOOK-ENTRY DEPOSITARY TO THE ISSUER OR ITS AGENT FOR EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OR NAMES AS DIRECTED IN WRITING BY THE BOOK-ENTRY DEPOSITARY, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE BEARER HEREOF, THE BOOK-ENTRY DEPOSITARY, HAS AN INTEREST HEREIN.

                  THIS SECURITY HAS BEEN INITIALLY RESOLD IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE.

                  THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, US PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A US PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION,
(2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS

THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND
(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY (1) UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) OR (2) WITH RESPECT TO SECURITIES SOLD IN RELIANCE ON REGULATION S, FOLLOWING THE EXPIRATION OF 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH INTERESTS IN THIS SECURITY ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATIONS) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "US PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                         CE ELECTRIC UK FUNDING COMPANY
                          6.853% Senior Notes Due 2004


No. 1                           $____________           CUSIP No. 125148 AA 4
                                                        ISIN No. US125148 AA 48
                                                        Common Code:  8289018

                  CE ELECTRIC UK FUNDING COMPANY, an unlimited company incorporated under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the bearer upon surrender hereof the Initial Principal Amount specified on Schedule A hereto (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the "Principal Amount") on December 30, 2004, and to pay interest thereon from December 15, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 30 and December 30 in each year, commencing June 30, 1998 at the rate of 6.853% per annum, until the Principal Amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Payment of the principal of (and premium, if any) and interest on this Security shall be payable only through a Paying Agent located outside the United States and the United Kingdom in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; provided, that such Paying Agent shall be permitted to make use of a US-based bank account for such purpose. Such payment shall be made by wire transfer of immediately available funds to a US Dollar account maintained by the bearer with a bank in the United States.

                  All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction the Company shall pay to the relevant Holders such additional amounts ("Additional Amounts") as will result in the payment to such Holders of the amount that would otherwise have been receivable by such Holders in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

                  (a) to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder (or a fiduciary, settlor, beneficiary, member or shareholder or possessor of a power over such Holder, if such Holder is an estate, trust, partnership or corporation) having some connection with the United Kingdom (including but not limited to being a citizen or resident or national or domiciliary of, or carrying on a trade or business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest in respect thereof;

                  (b) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

                  (c) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom;

                  (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority or who fails to comply with any other certification, filing, identification, information or other reporting requirements if such is a precondition to exemption from, or the reduction in the rate of, deduction or withholding of United Kingdom Taxes;

                  (e) any estate, inheritance, gift, sales, transfer or personal property taxes or any similar taxes, duties, assessments or other governmental charges; or

                  (f) to, or to a Person on behalf of, a Holder in respect of any definitive Registered Security issued pursuant to an Optional Definitive Security Request.

                  Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (f) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

                  References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

                  The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts ) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available by the Trustee to the Holder of this Security upon request.

                  So long as the Securities of this series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities of this series will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourger Wort).

                  REFERENCES IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director duly authorized.


                                            CE ELECTRIC UK FUNDING COMPANY


                                            By: ________________________________
                                                Name:
                                                Title:

                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                            THE BANK OF NEW YORK,
                                              as Trustee


Dated:______________                        By: _______________________________
                                                Authorized Signatory

           [FORM OF REVERSE OF RULE 144A GLOBAL SENIOR NOTE DUE 2004]

                         CE ELECTRIC UK FUNDING COMPANY
                          6.853% Senior Notes Due 2004

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of December 15, 1997 (herein called the "Original Indenture"), among the Company and The Bank of New York, as trustee, principal paying agent, security exchange agent/registrar and transfer agent (herein called the "Trustee," which term includes any successor trustee under the Original Indenture), and Banque Internationale a Luxembourg S.A., as paying agent and transfer agent (herein called the "Paying Agent and Transfer Agent," which term includes any successor paying and transfer agent under the Original Indenture), as supplemented by the First Supplemental Indenture, dated as of December 15, 1997 (together with the Original Indenture, the "Indenture") among the Company, the Trustee and the Paying Agent and Transfer Agent, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $125,000,000.

                  The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 15 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

                  "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

                  "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for US Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

                  "Independent Investment Banker" means an independent investment banking institution of international standing appointed by the Company.

                  "Reference Treasury Dealer" means a primary US Government securities dealer in New York City appointed by the Company.

                  "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such redemption date).

                  Notice of redemption shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

                  If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate.

                  Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

                  In the event of redemption of this Security in part only, the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Principal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.

                  The Securities of this series are subject to redemption in whole but not in part upon not less than 30 nor more than 60 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional

Amounts, if any, and accrued and unpaid interest, if any, to the Redemption Date if: (a) the Company has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after December 5, 1997, or (y) the issuance of definitive Registered Securities at any time because (i) of an Optional Definitive Security Request; (ii) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interests, or DTC at any time ceases to be a "clearing agency" registered as such under the Exchange Act, and, in either case, a successor is not appointed by the Company within 120 days; (iii) while this Global Security is subject to the transfer restrictions set forth in the legend hereon, the Book-Entry Interests cease to be eligible for DTC services because the Securities of such series are neither rated in one of the top four categories by a nationally recognized statistical rating organization nor included within a Self-Regulatory Organization system approved by the Commission for the reporting of quotation and trade information of securities eligible for transfer pursuant to Rule 144A, such as the PORTAL system; or (iv) the Book-Entry Depositary notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security, and no successor is appointed by the Company within 120 days; and (b) such obligation cannot be avoided by the Company taking reasonable measures available to it; provided that (i) no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts were a payment in respect of the Securities then due; and (ii) prior to the publication of any such notice or redemption, the Company shall deliver to the Trustee both an opinion of independent legal counsel of recognized standing addressed to the Company stating that the Company is entitled to effect such redemption, and an Officers' Certificate in the form specified in the Indenture stating that the obligation to pay Additional Amounts referred to in (a) above cannot be avoided by the Company taking reasonable measures available to it.

                  The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

                  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities of such series may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor on in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  This Security shall be exchangeable for Securities of this series registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable in whole but not in part if (a) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interests or DTC at any time ceases to be a "clearing agency" registered as such under the Exchange Act, and, in either case, a successor is not appointed by the Company within 120 days, (b) while this Global Security is subject to the transfer restrictions set forth in the legend hereon, the Book-Entry Interests cease to be eligible for DTC services because the Securities of such series are neither (i) rated in one of the top four categories by a nationally recognized statistical rating organization nor
(ii) included within a Self-Regulatory Organization system approved by the Securities and Exchange Commission for the reporting of quotation and trade information of securities eligible for transfer pursuant to Rule 144A, such as the PORTAL system, (c) the Book-Entry Depositary for Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, or (d) the Company in its sole discretion executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable. Additionally, this Security shall be so exchangeable in whole or in part if there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities (an "Optional Definitive Security Request"). Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct based on the instructions of DTC.

                  The bearer of this Global Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

                  No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. This Security will also bear an ISIN number and a Common Code. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

                  This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                     Schedule A

                             SCHEDULE OF ADJUSTMENTS


Initial Principal Amount:  US $_________________

                                                            Notation made
                                             Principal      on behalf of
Date           Principal      Principal      Amount         the Security
adjustment     amount         amount         following      Exchange
made           increase       decrease       adjustment     Agent/Registrar
------------   --------       --------       ----------     ---------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

-------------- -------------- -------------- -------------- --------------

                                                                    Exhibit A.2

           [FORM OF FACE OF REGULATION S GLOBAL SENIOR NOTE DUE 2004]


                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY A BOOK-ENTRY DEPOSITARY OR A NOMINEE OF A BOOK-ENTRY DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN THE BOOK-ENTRY DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE BOOK-ENTRY DEPOSITARY TO A NOMINEE OF THE BOOK-ENTRY DEPOSITARY OR BY A NOMINEE OF THE BOOK-ENTRY DEPOSITARY TO THE BOOK-ENTRY DEPOSITARY OR ANOTHER NOMINEE OF THE BOOK-ENTRY DEPOSITARY OR BY THE BOOK-ENTRY DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR BOOK-ENTRY DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR BOOK-ENTRY DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE BOOK-ENTRY DEPOSITARY TO THE ISSUER OR ITS AGENT FOR EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OR NAMES AS DIRECTED IN WRITING BY THE BOOK-ENTRY DEPOSITARY, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE BEARER HEREOF, THE BOOK-ENTRY DEPOSITARY, HAS AN INTEREST HEREIN.

                  THIS SECURITY HAS BEEN ISSUED IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE.

                  THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, US PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A US PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION,
(2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT

RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND
(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY (1) UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) OR (2) WITH RESPECT TO SECURITIES SOLD IN RELIANCE ON REGULATION S, FOLLOWING THE EXPIRATION OF 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH INTERESTS IN THIS SECURITY ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATIONS) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "US PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                         CE ELECTRIC UK FUNDING COMPANY
                          6.853% Senior Notes Due 2004


No. 2                            $____________           CUSIP No. G1989D AA 5
                                                         ISIN No. USG1989 AA 57
                                                         Common Code:  8289018

                  CE ELECTRIC UK FUNDING COMPANY, an unlimited company incorporated under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the bearer upon surrender hereof the Initial Principal Amount specified on Schedule A hereto (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the "Principal Amount") on December 30, 2004, and to pay interest thereon from December 15, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 30 and December 30 in each year, commencing June 30, 1998 at the rate of 6.853% per annum, until the Principal Amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Payment of the principal of (and premium, if any) and interest on this Security shall be payable only through a Paying Agent located outside the United States and the United Kingdom in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; provided, that such Paying Agent shall be permitted to make use of a US-based bank account for such purpose. Such payment shall be made by wire transfer of immediately available funds to a US Dollar account maintained by the bearer with a bank in the United States.

                  All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction the Company shall pay to the relevant Holders such additional amounts ("Additional Amounts") as will result in the payment to such Holders of the amount that would otherwise have been receivable by such Holders in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

                  (a) to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder (or a fiduciary, settlor, beneficiary, member or shareholder or possessor of a power over such Holder, if such Holder is an estate, trust, partnership or corporation) having some connection with the United Kingdom (including but not limited to being a citizen or resident or national or domiciliary of, or carrying on a trade or business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest in respect thereof;

                  (b) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

                  (c) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom;

                  (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority or who fails to comply with any other certification, filing, identification, information or other reporting requirements if such is a precondition to exemption from, or the reduction in the rate of, deduction or withholding of United Kingdom Taxes;

                  (e) any estate, inheritance, gift, sales, transfer or personal property taxes or any similar taxes, duties, assessments or other governmental charges; or

                  (f) to, or to a Person on behalf of, a Holder in respect of any definitive Registered Security issued pursuant to an Optional Definitive Security Request.

                  Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (f) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

                  References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

                  The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available by the Trustee to the Holder of this Security upon request.

                  So long as the Securities of this series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities of this series will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourger Wort).

                  REFERENCES IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director duly authorized.


                                            CE ELECTRIC UK FUNDING COMPANY


                                            By: ________________________________
                                                  Name:
                                                  Title:

                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                            THE BANK OF NEW YORK,
                                              as Trustee


Dated:______________                        By: ________________________________
                                                  Authorized Signatory

          [FORM OF REVERSE OF REGULATION S GLOBAL SENIOR NOTE DUE 2004]

                         CE ELECTRIC UK FUNDING COMPANY
                          6.853% Senior Notes Due 2004

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of December 15, 1997 (herein called the "Original Indenture"), among the Company and The Bank of New York, as trustee, principal paying agent, security exchange agent/registrar and transfer agent (herein called the "Trustee," which term includes any successor trustee under the Original Indenture), and Banque Internationale a Luxembourg S.A., as paying agent and transfer agent (herein called the "Paying Agent and Transfer Agent," which term includes any successor paying and transfer agent under the Original Indenture), as supplemented by the First Supplemental Indenture, dated as of December 15, 1997 (together with the Original Indenture, the "Indenture") among the Company, the Trustee and the Paying Agent and Transfer Agent, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $125,000,000.

                  The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 15 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

                  "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

                  "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for US Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

                  "Independent Investment Banker" means an independent investment banking institution of international standing appointed by the Company.

                  "Reference Treasury Dealer" means a primary US Government securities dealer in New York City appointed by the Company.

                  "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such redemption date).

                  Notice of redemption shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

                  If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate.

                  Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

                  In the event of redemption of this Security in part only, the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Principal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.

                  The Securities of this series are subject to redemption in whole but not in part upon not less than 30 nor more than 60 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued and unpaid interest, if any, to the Redemption Date if: (a) the Company has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after December 5, 1997, or (y) the issuance of definitive Registered Securities at any time because (i) of an Optional Definitive Security Request; (ii) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interests, or DTC at any time ceases to be a "clearing agency" registered as such under the Exchange Act, and, in either case, a successor is not appointed by the Company within 120 days; (iii) while this Global Security is subject to the transfer restrictions set forth in the legend hereon, the Book-Entry Interests cease to be eligible for DTC services because the Securities of such series are neither rated in one of the top four categories by a nationally recognized statistical rating organization nor included within a Self-Regulatory Organization system approved by the Commission for the reporting of quotation and trade information of securities eligible for transfer pursuant to Rule 144A, such as the PORTAL system; or (iv) the Book-Entry Depositary notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security, and no successor is appointed by the Company within 120 days; and (b) such obligation cannot be avoided by the Company taking reasonable measures available to it; provided that (i) no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts were a payment in respect of the Securities then due; and (ii) prior to the publication of any such notice or redemption, the Company shall deliver to the Trustee both an opinion of independent legal counsel of recognized standing addressed to the Company stating that the Company is entitled to effect such redemption, and an Officers' Certificate in the form specified in the Indenture stating that the obligation to pay Additional Amounts referred to in (a) above cannot be avoided by the Company taking reasonable measures available to it.

                  The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

                  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities of such series may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected.

The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor on in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  This Security shall be exchangeable for Securities of this series registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable in whole but not in part if (a) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interests or DTC at any time ceases to be a "clearing agency" registered as such under the Exchange Act, and, in either case, a successor is not appointed by the Company within 120 days, (b) while this Global Security is subject to the transfer restrictions set forth in the legend hereon, the Book-Entry Interests cease to be eligible for DTC services because the Securities of such series are neither (i) rated in one of the top four categories by a nationally recognized statistical rating organization nor
(ii) included within a Self-Regulatory Organization system approved by the Securities and Exchange Commission for the reporting of quotation and trade information of securities eligible for transfer pursuant to Rule 144A, such as the PORTAL system, (c) the Book-Entry Depositary for Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, or (d) the Company in its sole discretion executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable. Additionally, this Security shall be so exchangeable in whole or in part if there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities (an "Optional Definitive Security Request"). Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct based on the instructions of DTC.

                  The bearer of this Global Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

                  No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. This Security will also bear an ISIN number and a Common Code. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

                  This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                     Schedule A

                             SCHEDULE OF ADJUSTMENTS


Initial Principal Amount:  US $______________________

                                                                Notation made
                                               Principal        on behalf of
Date            Principal       Principal       Amount           the Security
adjustment      amount          amount          following        Exchange
made            increase        decrease        adjustment       Agent/Registrar
------------    --------        --------        ----------       ---------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

--------------  --------------  --------------  --------------   --------------

                                                                    Exhibit B.1

             [FORM OF FACE OF RULE 144A GLOBAL SENIOR NOTE DUE 2007]


                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY A BOOK-ENTRY DEPOSITARY OR A NOMINEE OF A BOOK-ENTRY DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN THE BOOK-ENTRY DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE BOOK-ENTRY DEPOSITARY TO A NOMINEE OF THE BOOK-ENTRY DEPOSITARY OR BY A NOMINEE OF THE BOOK-ENTRY DEPOSITARY TO THE BOOK-ENTRY DEPOSITARY OR ANOTHER NOMINEE OF THE BOOK-ENTRY DEPOSITARY OR BY THE BOOK-ENTRY DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR BOOK-ENTRY DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR BOOK-ENTRY DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE BOOK-ENTRY DEPOSITARY TO THE ISSUER OR ITS AGENT FOR EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OR NAMES AS DIRECTED IN WRITING BY THE BOOK-ENTRY DEPOSITARY, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE BEARER HEREOF, THE BOOK-ENTRY DEPOSITARY, HAS AN INTEREST HEREIN.

                  THIS SECURITY HAS BEEN INITIALLY RESOLD IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE.

                  THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, US PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A US PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION,
(2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE

TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND
(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY (1) UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) OR (2) WITH RESPECT TO SECURITIES SOLD IN RELIANCE ON REGULATION S, FOLLOWING THE EXPIRATION OF 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH INTERESTS IN THIS SECURITY ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "US PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                         CE ELECTRIC UK FUNDING COMPANY
                          6.995% Senior Notes Due 2007


No. 1                      $____________             CUSIP No. 125148 AB 2
                                                     ISIN No. US125148 AB 21
                                                     Common Code: 8289042

                  CE ELECTRIC UK FUNDING COMPANY, an unlimited company incorporated under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the bearer upon surrender hereof the Initial Principal Amount specified on Schedule A hereto (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the "Principal Amount") on December 30, 2007, and to pay interest thereon from December 15, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 30 and December 30 in each year, commencing June 30, 1998 at the rate of 6.995% per annum, until the Principal Amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Payment of the principal of (and premium, if any) and interest on this Security shall be payable only through a Paying Agent located outside the United States and the United Kingdom in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; provided, that such Paying Agent shall be permitted to make use of a US-based bank account for such purpose. Such payment shall be made by wire transfer of immediately available funds to a US Dollar account maintained by the bearer with a bank in the United States.

                  All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction the Company shall pay to the relevant Holders such additional amounts ("Additional Amounts") as will result in the payment to such Holders of the amount that would otherwise have been receivable by such Holders in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

                  (a) to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder (or a fiduciary, settlor, beneficiary, member or shareholder or possessor of a power over such Holder, if such Holder is an estate, trust, partnership or corporation) having some connection with the United Kingdom (including but not limited to being a citizen or resident or national or domiciliary of, or carrying on a trade or business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest in respect thereof;

                  (b) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

                  (c) to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom;

                  (d) to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority or who fails to comply with any other certification, filing, identification, information or other reporting requirements if such is a precondition to exemption from, or the reduction in the rate of, deduction or withholding of United Kingdom Taxes;

                  (e) any estate, inheritance, gift, sales, transfer or personal property taxes or any similar taxes, duties, assessments or other governmental charges; or

                  (f) to, or to a Person on behalf of, a Holder in respect of any definitive Registered Security issued pursuant to an Optional Definitive Security Request.

                  Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (f) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

                  References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

                  The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available by the Trustee to the Holder of this Security upon request.

                  So long as the Securities of this series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities of this series will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourger Wort).

                  REFERENCES IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director duly authorized.


                                            CE ELECTRIC UK FUNDING COMPANY


                                            By: ________________________________
                                                  Name:
                                                  Title:

                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                            THE BANK OF NEW YORK,
                                              as Trustee


Dated:______________                        By: ________________________________
                                                  Authorized Signatory

           [FORM OF REVERSE OF RULE 144A GLOBAL SENIOR NOTE DUE 2007]

                         CE ELECTRIC UK FUNDING COMPANY
                          6.995% Senior Notes Due 2007

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of December 15, 1997 (herein called the "Original Indenture"), among the Company and The Bank of New York, as trustee, principal paying agent, security exchange agent/registrar and transfer agent (herein called the "Trustee," which term includes any successor trustee under the Original Indenture), and Banque Internationale a Luxembourg S.A., as paying agent and transfer agent (herein called the "Paying Agent and Transfer Agent," which term includes any successor paying and transfer agent under the Original Indenture), as supplemented by the First Supplemental Indenture, dated as of December 15, 1997 (together with the Original Indenture, the "Indenture") among the Company, the Trustee and the Paying Agent and Transfer Agent, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $237,000,000.

                  The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 20 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

                  "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

                  "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for US Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

                  "Independent Investment Banker" means an independent investment banking institution of international standing appointed by the Company.

                  "Reference Treasury Dealer" means a primary US Government securities dealer in New York City appointed by the Company.

                  "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such redemption date).

                  Notice of redemption shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

                  If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate.

                  Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

                  In the event of redemption of this Security in part only, the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Principal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.

                  The Securities of this series are subject to redemption in whole but not in part upon not less than 30 nor more than 60 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued and unpaid interest, if any, to the Redemption Date if: (a) the Company has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after December 5, 1997, or (y) the issuance of definitive Registered Securities at any time because (i) of an Optional Definitive Security Request; (ii) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interests, or DTC at any time ceases to be a "clearing agency" registered as such under the Exchange Act, and, in either case, a successor is not appointed by the Company within 120 days; (iii) while this Global Security is subject to the transfer restrictions set forth in the legend hereon, the Book-Entry Interests cease to be eligible for DTC services because the Securities of such series are neither rated in one of the top four categories by a nationally recognized statistical rating organization nor included within a Self-Regulatory Organization system approved by the Commission for the reporting of quotation and trade information of securities eligible for transfer pursuant to Rule 144A, such as the PORTAL system; or (iv) the Book-Entry Depositary notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security, and no successor is appointed by the Company within 120 days; and (b) such obligation cannot be avoided by the Company taking reasonable measures available to it; provided that (i) no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts were a payment in respect of the Securities then due; and (ii) prior to the publication of any such notice of redemption the Company shall deliver to the Trustee both an opinion of independent legal counsel of recognized standing addressed to the Company stating that the Company is entitled to effect such redemption, and an Officers' Certificate in the form specified in the Indenture stating that the obligation to pay Additional Amounts referred to in (a) above cannot be avoided by the Company taking reasonable measures available to it.

                  The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

                  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities of such series may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected.

The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor on in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  This Security shall be exchangeable for Securities of this series registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable in whole but not in part if (a) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interests or DTC at any time ceases to be a "clearing agency" registered as such under the Exchange Act, and, in either case, a successor is not appointed by the Company within 120 days, (b) while this Global Security is subject to the transfer restrictions set forth in the legend hereon, the Book-Entry Interests cease to be eligible for DTC services because the Securities of such series are neither (i) rated in one of the top four categories by a nationally recognized statistical rating organization nor
(ii) included within a Self-Regulatory Organization system approved by the Securities and Exchange Commission for the reporting of quotation and trade information of securities eligible for transfer pursuant to Rule 144A, such as the PORTAL system, (c) the Book-Entry Depositary for Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, or (d) the Company in its sole discretion executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable. Additionally, this Security shall be so exchangeable in whole or in part if there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities (an "Optional Definitive Security Request"). Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct based on the instructions of DTC.

                  The bearer of this Global Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

                  No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. This Security will also bear an ISIN number and a Common Code. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

                  This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                     Schedule A

                             SCHEDULE OF ADJUSTMENTS


Initial Principal Amount:  US $_____________________

                                                                Notation made
                                                Principal       on behalf of
Date            Principal       Principal       Amount          the Security
adjustment      amount          amount          following       Exchange
made            increase        decrease        adjustment      Agent/Registrar
------------    --------        --------        ----------      ---------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

--------------  --------------  --------------  --------------  --------------

                                                                     Exhibit B.2

           [FORM OF FACE OF REGULATION S GLOBAL SENIOR NOTE DUE 2007]


                      THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS HELD BY A BOOK-ENTRY DEPOSITARY OR A NOMINEE OF A BOOK-ENTRY DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES HELD BY A PERSON OTHER THAN THE BOOK-ENTRY DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE BOOK-ENTRY DEPOSITARY TO A NOMINEE OF THE BOOK-ENTRY DEPOSITARY OR BY A NOMINEE OF THE BOOK-ENTRY DEPOSITARY TO THE BOOK-ENTRY DEPOSITARY OR ANOTHER NOMINEE OF THE BOOK-ENTRY DEPOSITARY OR BY THE BOOK-ENTRY DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR BOOK-ENTRY DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR BOOK-ENTRY DEPOSITARY) MAY BE MADE EXCEPT IN LIMITED CIRCUMSTANCES.

                      UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE BOOK-ENTRY DEPOSITARY TO THE ISSUER OR ITS AGENT FOR EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OR NAMES AS DIRECTED IN WRITING BY THE BOOK-ENTRY DEPOSITARY, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE BEARER HEREOF, THE BOOK-ENTRY DEPOSITARY, HAS AN INTEREST HEREIN.

                      THIS SECURITY HAS BEEN ISSUED IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND THE TERMS OF THE INDENTURE.

                      THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, US PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY OWNERS OF INTERESTS HEREIN (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS NOT A US PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE

THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY AFFILIATE THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND
(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. UNLESS THE COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE COMPANY (1) UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) OR (2) WITH RESPECT TO SECURITIES SOLD IN RELIANCE ON REGULATION S, FOLLOWING THE EXPIRATION OF 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH INTERESTS IN THIS SECURITY ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "US PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                         CE ELECTRIC UK FUNDING COMPANY
                          6.995% Senior Notes Due 2007


No. 2                            $____________           CUSIP No. G1989D AB 3

                                                         ISIN No. USG1989D AB 31

                                                         Common Code:  8289042

                      CE ELECTRIC UK FUNDING COMPANY, an unlimited company incorporated under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to the bearer upon surrender hereof the Initial Principal Amount specified on Schedule A hereto (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the "Principal Amount") on December 30, 2007, and to pay interest thereon from December 15, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 30 and December 30 in each year, commencing June 30, 1998 at the rate of 6.995% per annum, until the Principal Amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                      Payment of the principal of (and premium, if any) and interest on this Security shall be payable only through a Paying Agent located outside the United States and the United Kingdom in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; provided, that such Paying Agent shall be permitted to make use of a US-based bank account for such purpose. Such payment shall be made by wire transfer of immediately available funds to a US Dollar account maintained by the bearer with a bank in the United States.

                      All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction the Company shall pay to the relevant Holders such additional amounts ("Additional Amounts") as will result in the payment to such Holders of the amount that would otherwise have been receivable by such Holders in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

                                            (a) to, or to a Person on behalf of,
                      a Holder who is liable for such United Kingdom
                      Taxes in respect of this Security by reason of such Holder (or a fiduciary, settlor, beneficiary, member or shareholder or possessor of a power over such Holder, if such Holder is an estate, trust, partnership or corporation) having some connection with the United Kingdom (including but not limited to being a citizen or resident or national or domiciliary of, or carrying on a trade or business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest in respect thereof;

                                            (b) to, or to a Person on behalf of,
                      a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date except to the extent that the Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

                                            (c) to, or to a Person on behalf of,
                      a Holder who presents this Security (where presentation is required) in the United Kingdom;

                                            (d) to, or to a Person on behalf of,
                      a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority or who fails to comply with any other certification, filing, identification, information or other reporting requirements if such is a precondition to exemption from, or the reduction in the rate of, deduction or withholding of United Kingdom Taxes;

                                            (e) any estate, inheritance, gift,
                      sales, transfer or personal property taxes or any similar taxes, duties, assessments or other governmental charges; or

                                            (f) to, or to a Person on behalf of,
                      a Holder in respect of any definitive Registered Security issued pursuant to an Optional Definitive Security Request.

                      Such Additional Amounts will also not be payable where, had the beneficial owner of the Security (or any interest therein) been the Holder of the Security, he would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (a) through (f) above. If the

Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such Holder promptly after making such determination setting forth the reason(s) therefor.

                      References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

                      The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available by the Trustee to the Holder of this Security upon request.

                      So long as the Securities of this series are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities of this series will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourger Wort).

                      REFERENCES IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director duly authorized.


                                            CE ELECTRIC UK FUNDING COMPANY


                                            By: ________________________________
                                                  Name:
                                                  Title:

                  This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.


                                            THE BANK OF NEW YORK,
                                              as Trustee


Dated:______________                        By: ________________________________
                                                  Authorized Signatory

          [FORM OF REVERSE OF REGULATION S GLOBAL SENIOR NOTE DUE 2007]

                         CE ELECTRIC UK FUNDING COMPANY
                          6.995% Senior Notes Due 2007

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of December 15, 1997 (herein called the "Original Indenture"), among the Company and The Bank of New York, as trustee, principal paying agent, security exchange agent/registrar and transfer agent (herein called the "Trustee," which term includes any successor trustee under the Original Indenture), and Banque Internationale a Luxembourg S.A., as paying agent and transfer agent (herein called the "Paying Agent and Transfer Agent," which term includes any successor paying and transfer agent under the Original Indenture), as supplemented by the First Supplemental Indenture, dated as of December 15, 1997 (together with the Original Indenture, the "Indenture") among the Company, the Trustee and the Paying Agent and Transfer Agent, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $237,000,000.

                  The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 20 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

                  "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

                  "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for US Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

                  "Independent Investment Banker" means an independent investment banking institution of international standing appointed by the Company.

                  "Reference Treasury Dealer" means a primary US Government securities dealer in New York City appointed by the Company.

                  "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such redemption date).

                  Notice of redemption shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

                  If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate.

                  Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

                  In the event of redemption of this Security in part only, the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Principal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.

                  The Securities of this series are subject to redemption in whole but not in part upon not less than 30 nor more than 60 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued and unpaid interest, if any, to the Redemption Date if: (a) the Company has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after December 5, 1997, or (y) the issuance of definitive Registered Securities at any time because (i) of an Optional Definitive Security Request; (ii) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interests, or DTC at any time ceases to be a "clearing agency" registered as such under the Exchange Act, and, in either case, a successor is not appointed by the Company within 120 days; (iii) while this Global Security is subject to the transfer restrictions set forth in the legend hereon, the Book-Entry Interests cease to be eligible for DTC services because the Securities of such series are neither rated in one of the top four categories by a nationally recognized statistical rating organization nor included within a Self-Regulatory Organization system approved by the Commission for the reporting of quotation and trade information of securities eligible for transfer pursuant to Rule 144A, such as the PORTAL system; or (iv) the Book-Entry Depositary notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security, and no successor is appointed by the Company within 120 days; and (b) such obligation cannot be avoided by the Company taking reasonable measures available to it; provided that (i) no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts were a payment in respect of the Securities then due; and (ii) prior to the publication of any such notice of redemption the Company shall deliver to the Trustee both an opinion of independent legal counsel of recognized standing addressed to the Company stating that the Company is entitled to effect such redemption, and an Officers' Certificate in the form specified in the Indenture stating that the obligation to pay Additional Amounts referred to in (a) above cannot be avoided by the Company taking reasonable measures available to it.

                  The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

                  If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities of such series may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such recision or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected.

The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor on in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  This Security shall be exchangeable for Securities of this series registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable in whole but not in part if (a) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interests or DTC at any time ceases to be a "clearing agency" registered as such under the Exchange Act, and, in either case, a successor is not appointed by the Company within 120 days, (b) while this Global Security is subject to the transfer restrictions set forth in the legend hereon, the Book-Entry Interests cease to be eligible for DTC services because the Securities of such series are neither (i) rated in one of the top four categories by a nationally recognized statistical rating organization nor
(ii) included within a Self-Regulatory Organization system approved by the Securities and Exchange Commission for the reporting of quotation and trade information of securities eligible for transfer pursuant to Rule 144A, such as the PORTAL system, (c) the Book-Entry Depositary for Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, or (d) the Company in its sole discretion executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable. Additionally, this Security shall be so exchangeable in whole or in part if there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities (an "Optional Definitive Security Request"). Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct based on the instructions of DTC.

                  The bearer of this Global Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth,

Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

                  No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. This Security will also bear an ISIN number and a Common Code. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

                  This Security shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                     Schedule A

                             SCHEDULE OF ADJUSTMENTS


Initial Principal Amount:  US $_________________

                                                                 Notation made
                                                 Principal       on behalf of
Date            Principal        Principal       Amount          the Security
adjustment      amount           amount          following       Exchange
made            increase         decrease        adjustment      Agent/Registrar
------------    --------         --------        ----------      ---------------

--------------  --------------   --------------  --------------  --------------

--------------  --------------   --------------  --------------  --------------

--------------  --------------   --------------  --------------  --------------

--------------  --------------   --------------  --------------  --------------

--------------  --------------   --------------  --------------  --------------

--------------  --------------   --------------  --------------  --------------

--------------  --------------   --------------  --------------  --------------

--------------  --------------   --------------  --------------  --------------

--------------  --------------   --------------  --------------  --------------

--------------  --------------   --------------  --------------  --------------

--------------  --------------   --------------  --------------  --------------

--------------  --------------   --------------  --------------  --------------

--------------  --------------   --------------  --------------  --------------

--------------  --------------   --------------  --------------  --------------

--------------  --------------   --------------  --------------  --------------